UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement

     [_]  Confidential, For Use of the Commission
          Only (as permitted by Rule 14a-6(e) (2))

     [X]  Definitive Proxy Statement

     [_]  Definitive Additional materials

     [_]  Soliciting Material Pursuant to ss.240.14a-12


                         HUMAN PHEROMONE SCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_]  Fee computed on table below per  Exchange  Act Rules  14a-6(i) (1) and
          0-11.


     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                         HUMAN PHEROMONE SCIENCES, INC.

                    Notice of Annual Meeting of Shareholders
                            to be held June 21, 2006
                      ____________________________________


To the Shareholders of Human Pheromone Sciences, Inc.:


     The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company" or "HPS") will be held at the offices of Heller Ehrman LLP, 275 Middlefield Road, Menlo Park, California 94025, on June 21, 2006, at 10:00 am local time, for the following purposes:


     (1)  To elect four Directors to hold office until the next Annual Meeting;


     (2) To act upon such other business as may properly come before the meeting.


     These items of business are more fully described in the Proxy Statement accompanying this notice.


     Only shareholders of record at the close of business on April 28, 2006, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.


     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.



                                       BY ORDER OF THE BOARD OF DIRECTORS



                                               Julian N. Stern, Secretary


San Jose, California
April 24, 2006

================================================================================
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                      84 West Santa Clara Street, Suite 720
                           San Jose, California 95113
                            Telephone: (408) 938-3030
                          _____________________________

                                 PROXY STATEMENT
                          _____________________________


INFORMATION CONCERNING SOLICITATION AND VOTING


     The enclosed  proxy is  solicited on behalf of the Board of Directors  (the
"Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on June 21, 2006, and any adjournments therof, at the offices of Heller Ehrman LLP, 275 Middlefield Road, Menlo Park, California 94025. The approximate date on which this proxy statement and accompanying notice and proxy are being mailed to shareholders is May 10, 2006.


Record Date and Shares Outstanding
----------------------------------


     Only shareholders of record at the close of business on April 28, 2006, are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 4,151,954 shares of Common Stock. Holders of a majority of the outstanding shares of common stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.


Revocability of Proxies
-----------------------


     Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.


Voting and Solicitation
-----------------------


     On all matters that come before the Annual Meeting all common shareholders are entitled to one vote for each share held.


     In the election of directors, the four persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. The other proposal requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal and abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Accordingly, an abstention will have the same effect as a vote against the proposal, and broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

     The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 7, 2006 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's executive officers named in the Summary Compensation Table; (iii) each of the Company's directors; and (iv) by all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 7, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of beneficial ownership is based on 4,151,954 shares of Common Stock outstanding as of April 7, 2006. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

       Directors, Nominees, Officers And 5% Stockholders      Shares Beneficially Owned     Percent Of Class
       -------------------------------------------------      -------------------------     ----------------
   5% Stockholders
   ---------------

       Renovatio Global Funds, L.P. (4)                                                         15.8
                                                                   657,723

       Larry H. Schatz, L.P. ((5))                                                               7.2
                                                                   300,000

   Directors, Nominees, Officers
   -----------------------------

       William P. Horgan ((1))  ((3))                              175,733                       4.1

       Bernard I. Grosser, M.D.((2)) ((3))                                                       5.2
                                                                   218,850

       Helen C. Leong((2)) ((3))                                                                 3.5
                                                                   149,686

       Robert Marx((2)) ((3))                                                                    3.4
                                                                   142,684

       Greg Fredrick ((3))
                                                                         0                       0.0

   All executive officers and directors as                         686,953                      15.1
     a group (5 shareholders)

__________________________

(1)  Includes 118,000 shares issuable on exercise of outstanding options.

(2)  Includes 94,999 shares issuable on exercise of outstanding options.

(3) Individuals may be contacted at the corporate offices at 84 W. Santa Clara St., Suite 720, San Jose, CA 95113.

(4)  Fund may be contacted at 2221 Old Oakland Road, San Jose, CA 95131.

(5) Individual may be contacted at 152 W. 57th Street, 31st Floor, New York, NY 10019.

PROPOSAL 1 -- ELECTION OF DIRECTORS


     Each of the four directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:


Name                         Age       Position
----                         ---       --------
William P. Horgan            58        Chairman of the Board of Directors, Chief
                                       Executive Officer and Director

Bernard I. Grosser, MD       77        Director

Helen C. Leong               78        Director

Robert Marx                  75        Director



     William P. Horgan was appointed Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company.

     Bernard I. Grosser, MD has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

     Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988. Currently Mrs. Leong is a member of the Mid-Peninsula Bank Strategic Development Board.

     Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a former member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association, and is the Chairman of the Board of Governors for the City of Hope.


     There are no family relationships among directors or executive officers of the Company.


Required Vote
-------------


     The nominee receiving the highest number of affirmative votes of the Common Stock present or represented and entitled to be voted for them will be elected as directors.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

Director Nomination
-------------------

     Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the current Board of Directors considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company's audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, industry knowledge, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

     Stockholder Nominees. The Board of Directors will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Shareholder Proposals" below.

     Process for Identifying and Evaluating Nominees. The Board of Directors believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, and the Board determines the seat should be filled, the Board of Directors will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board of Directors deems appropriate, a third-party search firm. The Board of Directors will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board of Directors. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Board of Directors will evaluate which of the prospective candidates is qualified to serve as a director and whether the Board of Directors should recommend that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a director. Although the Board of Directors has not adopted a formal policy with respect to stockholder nominees, the Board of Directors expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2006 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.


Board Compensation
------------------


     Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The
Company's 2003 Non-Employee Directors' Stock Option Plan (the "2003 Plan") provides for the automatic grant of 20,000 shares of Common Stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, on the date of the first meeting of the Board immediately following each annual meeting of stockholders of the Company, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase

20,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the 2003 Plan is the fair market value of the Company's Common Stock at the time of grant. A total of 180,000 shares are reserved for issuance under the 2003 Plan.


Board Meetings and Committees of the Board
------------------------------------------


     The Board of Directors met six times in 2005, the audit committee met three times and the compensation committee held one meeting. Each director participated in at least 85% of the Board and Committee meetings held during 2005.


     Nominating Committee


     The Company does not have a standing nominating committee due the small size of the Board. Each of the current Board members participates in the consideration of director nominees.


     Compensation Committee


     The Compensation and Stock Option Committee of the Board of Directors, whose members are Dr. Grosser, Mrs. Leong and Mr. Marx, held one meeting during 2005, with all director members in attendance at the meeting. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various benefit plans.


     Audit Committee


     The current members of the Audit Committee of the Board of Directors are Dr. Grosser, Mrs. Leong and Mr. Marx. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mrs. Leong qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.


     Communications With Directors


     Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, Human Pheromone Sciences, 84 W. Santa Clara St., Suite 720, San Jose, CA 95113 or by sending an e-mail to secretary@erox.com. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Board members.


     The Company has a policy of encouraging all directors to attend the annual shareholder meetings. All of the directors attended the 2005 annual meeting.

                          REPORT OF THE AUDIT COMMITTEE


     The Audit Committee of the Board of Directors of Human Pheromone Sciences, Inc. serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of NASDAQ. The committee operates under a written charter adopted by the Board a copy of which was filed with last the 2004 proxy statement as Exhibit A. The Company's management has primary responsibility for the system of internal controls and preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, Singer Lewak Greenbaum & Goldstein LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.


     In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-KSB, the Audit Committee:

     o reviewed and discussed the audited financial statements with the Company's management, including a discussion of the quality of the accounting principles;

     o discussed with Singer Lewak Greenbaum & Goldstein LLP, the Company's independent auditors, their judgment as to the quality of the Company's accounting principles, as well as certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees";

     o    met  with  the  independent  auditors,  with  and  without  management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

     o reviewed the written disclosures required by Independence Standard Board Standard No.1, "Independence Discussions with Audit Committees," discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Singer Lewak
          Greenbaum & Goldstein LLP are compatible with maintaining their independence; and

     o instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.


     Based  upon the  Audit  Committee's  discussions  with  management  and the independent accountants, and upon the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Company's Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.


         Audit Committee:

         Bernard I. Grosser, M.D.
         Helen Leong, Chairperson
         Robert Marx

Principal Accountant Fees and Services


     Singer  Lewak  Greenbaum &  Goldstein  LLP was  retained  as the  Company's independent auditors for the years ended December 31, 2005 and 2004. In accordance with standard policy Singer Lewak Greenbaum & Goldstein LLP periodically change the individuals who are responsible for the Company's audit.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Singer Lewak Greenbaum & Goldstein LLP for fiscal 2005 and 2004.


                                     2005                     2004
                                     ----                     ----
          Audit Fees(1)            $ 64,602                $ 62,997

          Tax Fees(2)              $  8,262                $  8,627

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)  Tax fees principally represents tax compliance services.


     The audit committee reviews, pre-approves the audit and tax fees proposed by the Singer Lewak Greenbaum & Goldstein LLP in their annual engagement letter. Singer Lewak Greenbaum & Goldstein LLP did not provide any services related to financial information systems design and implementation during 2005.


     The Company does not anticipate that representatives from Singer Lewak Greenbaum & Goldstein, LLP will be present at the annual meeting.


EXECUTIVE COMPENSATION
----------------------


     The following table sets forth the total compensation for 2005, 2004 and 2003 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 2005 exceeded $100,000 (the "Named Officers").

                                            SUMMARY COMPENSATION TABLE


                                      Annual Compensation      Long-Term Compensation Award
                                      -------------------      ----------------------------
                                                             Restricted
                                                               Stock       Securities Underlying          Other
   Name and Principal Position         Year      Salary        Award             Options (#)          Compensation(A)
   ---------------------------         ----      ------        -----             -----------          ---------------
William P. Horgan                      2005     $221,500         --                   --                   $ 18,000
Chairman  of  the  Board  and  Chief   2004     $225,250         --                   --                   $ 18,000
Executive Officer                      2003     $214,856      $6,500                  --                   $ 18,000

Gregory S. Fredrick                    2005     $116,000         --                   --                      --
Chief Financial Officer                2004     $121,700         --                   --                      --
                                       2003     $105,450         --                   --                      --

____________________

(A) Mr. Horgan receives an automobile allowance of $18,000 per year, payable semimonthly.

Stock Options Granted in the Fiscal Year Ended December 31, 2005


     No stock  options were  granted to the Named  Officers  during  fiscal year
2005.


Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values


     The following table sets forth certain information concerning the number of unexercised options held as of December 31, 2005 by the Named Officers.

                          Number of Securities
                         Underlying Unexercised          Value of Unexercised
                               Options at              In-the-Money Options at
                            December 31, 2005             December 31, 2005
        Name            Exercisable/Unexercisable     Exercisable/Unexercisable
        ----            -------------------------     -------------------------
                                   (#)                         ($)(1)
                                   ---                         ------

  William P. Horgan            118,000 / 0                    $ 0 / $ 0

_______________________

(1) Assuming a stock price of $0.20 per share, which was the closing price of a Share of Common Stock reported on the OTC Bulletin Board on December 31, 2005.


EQUITY COMPENSATION PLAN INFORMATION

                                                                                                   Number of remaining
                                          Number of securities                                    available for future
                                            to be issued upon          Weighted-average           issuance under equity
                                               exercise of           exercise price of        compensation plans(excluding
                                          outstanding options,      outstanding options,         securities reflected in
      Equity Compensation Plans            warrants and rights      warrants and rights                column(a))
      -------------------------            -------------------      -------------------                ----------
Equity compensation plans approved by
security holders                                188,000                    $ 1.03                           --

Equity compensation plans not
approved by security holders                    180,000                    $ 0.38                        120,000



DESCRIPTION OF PLANS NOT APPROVED BY SHAREHOLDERS


     On June 25, 2003 the Board of Directors adopted the 2003 Non-employee Directors Stock Option Plan (the "2003 Plan") of Human Pheromone Sciences, Inc. A maximum of 300,000 shares of commons stock may be issued on exercise of the Options granted pursuant to the 2003 Plan. The 2003 Plan will expire on June 24, 2010. This plan replaces the Directors' Plan which expired June 13, 2003. The 2003 Plan provides for annual grants of options to purchase 20,000 shares of common stock to each non-employee director at an exercise price equal to the fair market value of the stock on the date of the grant.

SECTION 16(a) BENEFICIAL OWNERSHIP


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and changes in ownership of such stock (Forms 4 and 5).


     To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2005.


OTHER BUSINESS


     The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


SHAREHOLDER PROPOSAL


     Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2007 must submit such proposals so as to be received by the Company at 84 West Santa Clara Street, Suite 720, San Jose, California 95113 not later than January 20, 2007.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                          Julian N. Stern, Secretary


San Jose, California
April 24, 2006


                                    IMPORTANT


     You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                                                                      APPENDIX A

                       ANNUAL MEETING OF SHAREHOLDERS OF
                         HUMAN PHEROMONE SCIENCES, INC.
                                 JUNE 21, 2006

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. To elect four Directors to hold office until the next Annual Meeting;


                                               NOMINEES
[_] FOR ALL NOMINEES                           (_) William P. Horgan
[_] WITHHOLD AUTHORITY                         (_) Bernard I. Grosser, M.D.
    FOR ALL NOMINEES                           (_) Helen C. Leong
[_] FOR ALL EXCEPT                             (_) Robert Marx
    (See instructions below)


INSTRUCTION:
To  withhold  authority  to vote for any  individual  nominee(s),  mark "FOR ALL
EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (*)


2. To act upon such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on April 28, 2006 are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THAT YOU FOR ACTING PROMPTLY.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [_]
--------------------------------------------------------------------------------


Signature of Shareholder [                  ]         Date [               ]

Signature of Shareholder [                  ]         Date [               ]


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         HUMAN PHEROMONE SCIENCES, INC.

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 21, 2006

     The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company" or "HPS") will be held at the offices of Heller Ehrman LLP, 275 Middlefield Road, Menlo Park, California, on June 21, 2006, at 10:00 am local time, for the fillowing purposes:

                (Continued and to be signed on the reverse side)